SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C.  20549


                                  FORM 8-K



                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                            December 12,  1997
             ------------------------------------------------
             Date of Report (Date of earliest event reported)



                          PEOPLES BANCORP INC.
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)


                              0-16772
                      ----------------------
                      Commission File Number




                    Ohio                                31-0987416
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(State or other jurisdiction of incorporation)      (I.R.S. Employer
                                                  Identification Number)



138 Putnam Street, P.O. Box 738, Marietta, Ohio           45750
-----------------------------------------------        ----------
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (614) 373-3155
                                                     --------------

                            Not applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)





Item 1.  Changes in Control of Registrant
           Not applicable.


Item 2.  Acquisition or Disposition of Assets
           Not applicable.


Item 3.  Bankruptcy or Receivership
           Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant
           Not applicable.


Item 5.  Other Events

   On June 17, 1997, an Agreement and Plan of Merger was entered into by Peoples Bancorp Inc., an Ohio corporation headquartered in Marietta, Ohio ("Peoples Bancorp"), and Gateway Bancorp, Inc., a Kentucky corporation headquartered in Catlettsburg, Kentucky ("Gateway") providing for the merger (the "Merger") of Gateway with and into Peoples Acquisition Corp. ("PAC"), an Ohio corporation formed as a wholly-owned subsidiary of Peoples Bancorp for the purpose of effecting the transaction. On September 2, 1997, Amendment No. 1 (collectively with the Agreement and the Plan of Merger, the "Agreement") was signed, clarifying certain issues regarding the consideration to be received by the Gateway stockholders in the Merger. A Registration Statement on Form S-4 (Registration No. 333-37261) (the "Registration Statement") was filed with the Securities and Exchange Commission by Peoples Bancorp in order to register the common shares, without par value, of Peoples Bancorp (the "Peoples Common Shares") to be issued in the Merger. The Registration Statement became effective on October 29, 1997.
The Registration Statement contains information regarding the Merger which constitutes "previously reported" information as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934.

  On December 4, 1997, at a Special Meeting of the Stockholders of Gateway, the Gateway stockholders, by a margin of 99.1% of the shares of Gateway Common Stock, $0.01 par value (the
"Gateway Stock"), represented at the meeting, approved the Agreement.

  With all required approvals of regulatory authorities having been received, the Merger became effective on December 12, 1997 (the "Effective Time"). In connection with the Merger, PAC, the surviving corporation, changed its name to "Gateway Bancorp, Inc."

  Pursuant to the terms and conditions in the Agreement, 68% of the shares of Gateway Stock will be converted into the right to receive Peoples Common Shares and 32% of the shares of Gateway Stock will be converted into the right to receive cash. Approximately $6.3 million in cash and $15.3 million in Peoples Common Shares (or approximately 354,000 Peoples Common Shares) will be exchanged for shares of Gateway Stock in the Merger.
The "Peoples Market Value" (as that term is defined in the Agreement) was determined to be $43.37. Accordingly, each share of Gateway Stock outstanding immediately prior to the Merger (other than shares as to which dissenters' rights have been asserted and duly perfected in accordance with applicable law and shares held by Peoples Bancorp, Gateway or any of their respective subsidiaries, other than shares held in a fiduciary capacity or in satisfaction of a debt previously contracted) was converted into and represents the right to receive: (i) $18.75 in cash; (ii) a number of Peoples Common Shares based on an exchange ratio of 0.4978 Peoples Common Shares for each share of Gateway Stock; or (iii) a combination of cash and Peoples Common Shares. On December 17, 1997, each Gateway stockholder was mailed a Letter of Transmittal and Election Form (the "Letter") containing explicit instructions regarding the manner in which to elect the consideration to be received in exchange for such stockholder's shares of Gateway Stock as outlined in the Agreement. The actual consideration ultimately received by a Gateway stockholder for shares of Gateway Stock will depend upon such stockholder's election, the election of other stockholders, and the allocation and proration procedures described in the materials accompanying the Letter. The deadline for complying with the terms and conditions of the Letter is 5:00 P.M. on January 2, 1997.

  Upon completion of the Merger, Rebecca R. Jackson and John H. Fugeman were elected as directors of PAC (now known as "Gateway Bancorp, Inc."), joining Robert E. Evans, RobRoy Walters and Carol A. Schneeberger who were directors of PAC. In addition, David B. Baker, Robert E. Evans, Norman R. Menshouse, Carol A. Schneeberger, RobRoy Walters and Joseph H. Wesel of Peoples Bancorp were elected to the Board of Directors of Catlettsburg Federal Savings Bank, the wholly-owned savings bank subsidiary of Gateway ("Catlettsburg Federal"). The existing directors of Catlettsburg Federal may continue to serve as directors of Catlettsburg Federal. Peoples Bancorp currently intends to maintain Gateway Bancorp, Inc. as a separate holding company subsidiary of Peoples Bancorp for a period of not less than two years from the Effective Time.

  A copy of the December 12, 1997, press release describing the consummation of the Merger, which is being accounted for as a purchase, is filed as Exhibit 99 to this Current Report on Form
8-K and is incorporated herein by this reference.


Item 6.  Resignations of Registrant's Directors
           Not applicable.


Item 7.  Financial Statements and Exhibits

    (a)  Financial statements of businesses acquired:
           None required.

    (b)  Pro forma financial information:
           None required.

    (c)  Exhibits:
           2 (a) Agreement and Plan of Merger, dated June 17, 1997, as amended as of September 2, 1997, between Peoples Bancorp Inc. and Gateway Bancorp, Inc. (Incorporated herein by reference to Exhibit 2(a) to Peoples Bancorp's Registration Statement on Form S-4
                    (No. 333-37261) effective October 29, 1997.)

           99       Press release issued December 12, 1997.


Item 8.  Change in Fiscal Year
           Not applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S
           Not applicable.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:  December 23, 1997          PEOPLES BANCORP INC.
                                  --------------------
                                  Registrant


                                  By:  /s/  ROBERT E. EVANS
                                       Robert E. Evans
                                       President and Chief Executive Officer





                              INDEX TO EXHIBITS


Exhibit Number                 Description                   Page Number
--------------  ---------------------------------------  -------------------
    2 (a)       Agreement and Plan of Merger, dated      Incorporated herein
                June 17, 1997, as amended as of          by reference to
                September 2, 1997, between Peoples       Exhibit 2(a) of
                Bancorp Inc. and Gateway Bancorp, Inc.   Registrant's
                                                         Registration
                                                         Statement on
                                                         Form S-4 (File No.
                                                         333-37261)
                                                         effective October
                                                         29, 1997.

      99        Press release issued December 12, 1997.  Page 7.